UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): June 28, 2013
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InterDigital, Inc.
(Exact name of registrant as specified in charter)

Pennsylvania    1-33579    23-1882087
(State or other jurisdiction of incorporation)    (Commission File Number)    (IRS Employer Identification No.)

200 Bellevue Parkway, Suite 300, Wilmington, DE     19809-3727
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code: 302-281-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

            On June 28, 2013, InterDigital, Inc. issued a press release regarding the Administrative Law Judge’s Initial Determination in United States International Trade Commission Investigation No. 337-TA-800, initiated by the company’s wholly owned subsidiaries InterDigital Communications, LLC (now InterDigital Communications, Inc.), InterDigital Technology Corporation and IPR Licensing, Inc., against Nokia Corporation and Nokia Inc., Huawei Technologies Co., Ltd. and FutureWei Technologies, Inc. d/b/a Huawei Technologies (USA) and ZTE Corporation and ZTE (USA) Inc.  A copy of the press release is attached hereto as Exhibit 99.1.

On July 1, 2013, the company issued a press release regarding the rescheduling of the investor conference call announced in the June 28, 2013 press release. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits.

99.1    InterDigital, Inc. Press Release dated June 28, 2013.

99.2    InterDigital, Inc. Press Release dated July 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERDIGITAL, INC.

By: /s/ Jannie K. Lau
Jannie K. Lau
Executive Vice President,
General Counsel and Secretary

Dated: July 1, 2013

EXHIBIT INDEX

Exhibit No.                Description

99.1    InterDigital, Inc. press release dated June 28, 2013.

99.2    InterDigital, Inc. press release dated July 1, 2013.